UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
           Pursuant to Section 13 OR 15(d) of the Securities Exchange
                                   Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2003



                    Federal Agricultural Mortgage Corporation
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Federally chartered
          instrumentality of
          the United States              0-17440         52-1578738
  (State or other jurisdiction of     (Commission     (I.R.S. Employer
   incorporation or organization)     File Number)   Identification No.)



 1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.           20036
        (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (202) 872-7700



                                    No change
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

     On November 14, 2003, the Registrant issued a press release announcing that
(1) it had filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 with the Securities and Exchange Commission; and (2) Henry D. Edelman, President and Chief Executive Officer, Nancy E. Corsiglia, Vice
President and Chief Financial Officer, Jerome G. Oslick, Vice President - General Counsel, and Tom D. Stenson, Vice President - Agricultural Finance, had each entered into a trading plan in compliance with Securities and Exchange Commission Rule 10b5-1. A copy of the press release is attached hereto as
Exhibit 99 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

                  99    Press  release  dated  November  14, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL
                                       MORTGAGE CORPORATION



                                    By: /s/   Jerome  G. Oslick
                                       ----------------------------
                                        Name:  Jerome  G. Oslick
                                        Title: Vice President - General Counsel




Dated:      November 14, 2003

                                                                Exhibit 99


                                   FARMER MAC

                                      NEWS

FOR IMMEDIATE RELEASE                                       CONTACT
November 14, 2003                                           Jerome Oslick
                                                            202-872-7700

                   Farmer Mac Reports 3rd Quarter 10-Q Filing
                 And Officers' Adoption of 10b5-1 Trading Plans

     Washington, D.C. -- The Federal Agricultural Mortgage Corporation (Farmer Mac, NYSE: AGM and AGM.A) reported that today it filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 with the Securities and Exchange Commission. The Corporation also reported today that four of its officers each have adopted a prearranged trading plan in accordance with Securities and Exchange Commission Rule 10b5-1 and Farmer Mac's policy on securities trades by company personnel. The plans were entered into by the officers for personal financial planning purposes.

     Farmer Mac is the stockholder-owned instrumentality of the United States chartered by Congress to establish a secondary market for agricultural real estate and rural housing mortgage loans.

     Under Rule 10b5-1, directors and officers of a company may adopt a prearranged plan or contract for the sale of the company's securities under specified conditions and times if the person has no material non-public information about the company. The plans adopted by the officers relate to Farmer Mac Class C Non-Voting Common Stock (NYSE: AGM). The plans adopted by Henry D. Edelman, President and CEO, and Nancy E. Corsiglia, Vice President and CFO, were entered into with respect to options to purchase shares of Class C Stock that will expire by their terms in 2006. The plans entered into by Jerome
G. Oslick, Vice President - General Counsel, and Tom D. Stenson,  Vice President
- Agricultural Finance, were entered into with respect to options to purchase shares of Class C Stock that will expire by their terms between 2007 and 2010.

     Each plan provides for sales to commence no earlier than November 20, 2003 and directs Bear Stearns to exercise the options from time to time, as market conditions warrant, not later than October 1, 2004, and to execute the sale of a certain number of shares of Class C Stock with time, price and amount discretion in the sale of the Class C Stock vested in Bear Stearns. Mr. Edelman's plan provides for the exercise of options to purchase 119,340 shares with not more than 20,000 shares to be sold on any day; Ms. Corsiglia's plan provides for the exercise of options to purchase 45,747 shares with not more than 10,000 shares to be sold on any day; Mr. Stenson's plan provides for the exercise of options to purchase 65,000 shares with not more than 10,000 shares to be sold on any day; and Mr. Oslick's plan provides for the exercise of options to purchase 24,804 shares with not more than 5,000 shares to be sold on any day.

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